POWER TO PROFIT Benjamin Locke, Co-Chief Executive Officer Ticker: ADGE September 2015

FORWARD LOOKING STATEMENTS 2 We have made statements in this presentation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements concern our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investments objectives, plans and current expectations. Any statements in this presentation that are not statements of historical fact are forward-looking statements (including, but not limited to, statements regarding our future financial performance, our estimated 2013 revenue, statements concerning scaling our business, expected revenue leverage, the characteristics and growth of markets and customers, our objectives and plans for future operations, technology developments and products and our expected liquidity and capital resources). We have based these forward-looking statements on our current expectations and projections about future events at the time of such statements. Although we believe that the expectations underlying our forward- looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. You should pay particular attention to the risk factors that are included in our SEC filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward- looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. Our forward- looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. Except as required by law, we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

AMERICAN DG ENERGY OVERVIEW 3 American DG Energy Inc. (NYSE MKT:ADGE) owns and operates clean, on-site efficient energy systems that produce electricity, hot water, heat and cooling for commercial applications  These systems save building operators money on their energy, heating and cooling needs Once installed, ADGE sells 100% of the energy systems’ production to the customer at a guaranteed discount to retail utility prices (typically ~10%) on a long term contract basis (15- 30 yrs) with a targeted IRR of at least 20% for each project  Systems include: Combined Heat and Power (CHP), Chillers, Boilers and Heat Pumps  ADGE installs and operates energy systems on-site so the customer doesn’t have to bear the equipment, installation and maintenance expenses  ADGE’s systems are more energy efficient than legacy systems and utility based power so we can offer lower prices to customers Target customers include health care facilities, hotels, recreational facilities, multi-family housing and education

LEADERSHIP 4 Board of Directors  Charles T. Maxwell, Chairman of the Board, former Senior Energy Analyst with Weeden & Co  John Hatsopoulos, Co-CEO, Co-founder of Thermo Electron Corporation, CEO of Tecogen (Nasdaq: TGEN)  John Rowe, Chairman Emeritus of Exelon Corporation (NYSE: EXC)  Deanna M. Peterson, Vice President of Business Development for Shire HGT (a business unit of Shire plc LSE: SHP)  Elias Samaras is CEO of EuroSite Power and the founder, president and managing director of Digital Security Technologies S.A.  Christine M. Klaskin, Vice President, Finance of Agenus Inc. (Nasdaq: AGEN)  Joan Giacinti, CEO and founder of Sofratesa Group Key Management  John Hatsopoulos, Co-CEO  Benjamin Locke, Co-CEO  Paul Hamblyn, Managing Director, EuroSite Power  Bonnie Brown, CFO Strategic Contributor  George Hatsopoulos, Chairman Emeritus and Technical Advisor

MARKET FORCES – CONFLUENCE OF FACTORS 5 Carbon Curtailment  Transitioned into mainstream discussion  Impact on policy is significant  California Senate Bill 1368 (Emission Performance Standards)  US Adminstration plans announced to cut carbon  UK carbon credits Pollution  Significant CO, NOx & SOx reduction  Obama Plan – end fossil fuel tax breaks and invest in fuels of the future  China – State plan to reduce pollution 40%; environmental protection laws Technology  Select best fit energy systems; not locked into one supplier  Secured proprietary rights to Tecogen technology for energy sales  Efficient & clean

MARKET FORCES – CONFLUENCE OF FACTORS 6 Natural Gas  Abundant supply from new sources  Current low cost with future expectations to be the same  Preferred fuel/low carbon content Electric Power Grid Vulnerability  Exposed by natural disasters  Prolonged & widespread outage  Security highly valued Energy Cost  Rising electricity rates  Growing economy & increasing demand; energy efficiency investment to total $8 trillion by 2035 (IEA est.)  Environmental regulation increasing operating costs

CUSTOMER VALUE PROPOSITION 7 ADGE offers its clients an attractive set of cost-effective solutions No initial costs  No cost alternative to purchasing necessary energy equipment  No capital, budget or financing required Long-term financial benefits  Guaranteed lower energy costs – typically 10% discount to utility rates  Immediate positive cash flow and increased net income  No operating costs; pay only for energy used Operating benefits  No maintenance, staffing, or other operational responsibilities, allowing customers to focus on their core businesses  24/7 remotely monitor and control systems, databases and other operations  Back-up power for blackouts, energy shortages and grid vulnerability (energy security)  Extended boiler/mechanical plant life and lower maintenance costs  Grid electricity remains available, ADGE typically replaces 40-50% of the customers electricity needs and 70-80% of their thermal needs Environmentally friendly  Low carbon technology delivers green, sustainable solutions  Low emissions technology provides pollution reduction to surpass government regulations ENERGY CONSUMPTION American DG Energy System vs. Utility + Boiler ~48% more energy usage for equal energy output < + CO2 OUTPUT COMPARISON for a 300-Room Property 34,600 16,600 Utility + Boiler American DG Energy Tons CO2

TARGET MARKET 8 Geographic Focus  North America  Europe (through EuroSite Power, our majority owned subsidiary) Target Facilities  Hotels  Healthcare facilities, nursing care and hospitals  Large multi-family residential  Other commercial real estate Sales Strategy  Property owners and “C”- level  Direct, agents and representatives Incentives Available to ADGE  Federal, State and utility rebates  Special fuel pricing  Carbon reduction payments

The Company’s product offerings include an array of efficient, clean and innovative energy systems for electricity, hot water, heating and cooling. TECHNOLOGY RANGE 9 Combined Heat and Power (CHP)  Generates electricity, heat and hot water  Back-up power  Low emissions and low carbon  15 kW – 1MW Chillers  Generates chilled water for cooling applications  Electric & Gas  50 – 2,000 Tons Hot Water & Heat  Heat pumps  Highly efficient boilers  Conversions from oil & steam Advanced Emissions Systems  Low emissions and low carbon  Develop new markets

CUSTOMER CONCENTRATION 10

CASE STUDY – ADGE IRR 11 GOAL: >20% IRR on each of its client transactions ADGE Payback ADGE IRR 4 Years 23% Would have previously cost customer $316,000 in energy from utility – client saves $32,000 (or ~10% annually for next 15 years) Creates 15 Years of Recurring Revenue Initial Investment of $345,000 / Gross Margins of $84,000 ADGE achieves goal of >20% IRR Equipment 150 kW CHP System Initial ADGE Investment $345,000 Yearly Revenue $284,000 Term of Customer Contract 15 Years Revenue (over 15 Years) $4,908,000 Gross Margins $84,000 Gross Margins (over 15 Years) $1,456,000

FUTURE GROWTH 12 ADGE is focused on the following: - Execute on backlog of business  Currently processing orders  Expand services to existing customers - Optimize efficiencies and revenue from existing fleet - Capitalize on expanding use of low carbon and low emissions technology  Changing global environmental and political landscape increases the need for low emission and low pollution solutions worldwide  ADGE addresses increasing global regulatory focus on pollution control (e.g. SO2 and NOX) and greenhouse gas emissions in a way that is economically valuable to customers  California becoming more stringent on emissions; U.S. EPA focusing on base load coal power generation and China addressing its air quality - Continue European expansion  Focus on larger property holders and NHS

AMERICAN DG ENERGY IN ACTION 13

ENERGY SYSTEMS 14

REPRESENTATIVE CASE STUDY: DORAL ARROWWOOD HOTEL CONFERENCE CENTER 15 Project Summary  375 kW CHP  900 Ton chiller  On-Site Utility: Discounted electricity, heat and hot water  Thermal Use: Space heat, pool heat and domestic hot water  Term: 15 years  Installation Location: Outdoors  Location: New York Customer Goals  Reduce energy costs  Green energy  Investment: $0

REPRESENTATIVE CASE STUDY: NORTH HILL LUXURY RETIREMENT COMMUNITY 16 Project Summary  75 kW CHP  On-Site Utility: Discounted electricity, heat and hot water  Thermal Use: Space heat, domestic hot water, commercial laundry, kitchen  Term: 15 years  Installation Location: Plant room  Location: Massachusetts Customer Goals  Extend boiler life  Reduce energy costs  Reduce Carbon emissions  Investment: $0

POWER TO PROFIT Corporate Headquarters 45 First Avenue, Waltham, MA 02451 Contact Phones: 781-522-6000 | 877-292-2343 Fax: 781-522-6050 info@americandg.com | www.americandg.com Facebook.com/AmericanDGEnergy Twitter.com/AmericanDG 17

APPENDIX 18

IMPROVING ENERGY EFFICIENCY 23 ADGE owns and operates CHP systems that are significantly more efficient than other methods of energy production – including the traditional electric grid and on-site boilers. Electric Grid (33% Efficient) ADGE CHP Systems 88% Efficient Traditional Energy & Hot Water Set Up (Commercial) ADGE Energy & Hot Water Set-Up (Commercial)  Cleaner  High-efficiency  Cost effective  Independent grid and energy security Commercial Customer Boiler (67% Efficient)

CHP – HOW DOES IT WORK? 20 Fuel (natural gas) Combined heat and power generation (“CHP”) systems are highly efficient units that provide lower electricity and heating expenditures for customers from the production of electricity and simultaneous output of hot water and heat.  A single energy source (natural gas) is used to run an engine that creates electricity + thermal energy ₋ Thermal energy is harnessed and processed to deliver hot water + space heat  Typically provides 40-50% of electricity needs of a building – (site continues to be able to access electricity from the grid)  Typically provides 70-80% of thermal needs of a building – (hot water, space heating, laundry, pool heating) Input Outputs Heat Hot Water Electricity

ADVANCED EMISSIONS SYSTEMS 21 ADGE deploys technology that is not only energy efficient, but also reduces harmful emissions.  A CHP system operating at 150kW and 6,000 running hours/year can reduce CO2 emissions by 607 tons/year. The equivalent of removing 115 cars off the road or replanting 451 acres of trees.(1) (1) EPA - http://www.epa.gov/cleanenergy/energy-resources/calculator.html CHP Systems owned by ADGE emit significantly less Carbon Monoxide and Mono-Nitrogen Oxides than other leading systems

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